 As filed with the Securities and Exchange Commission on April 28, 1999
                                                      Registration No. 333-05511
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-3
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                            Silicon Valley Bancshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                      91-1962278
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                3003 Tasman Drive, Santa Clara, California 95054
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  JOHN C. DEAN
                             Chief Executive Officer
                            SILICON VALLEY BANCSHARES
                3003 Tasman Drive, Santa Clara, California 95054
                                 (408) 654-7400
--------------------------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ----------------

                                   Copies to:
                             A. Catherine Ngo, Esq.
                            Silicon Valley Bancshares
                                3003 Tasman Drive
                          Santa Clara, California 95054
                                 (408) 654-7400

                                ----------------

       Pursuant to Rule 414 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement is hereby expressly adopted by the registrant as the successor to Silicon Valley Bancshares, a California corporation, as its own registration statement for all purposes under the Securities Act and under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No.1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on April 22, 1999.


                                       SILICON VALLEY BANCSHARES


                                       By: /s/ John C. Dean
                                           ----------------
                                           John C. Dean
                                           President and Chief Executive Officer
                                           (Principal executive officer)



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number One to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                       Date
---------                                   -----                                       ----
/s/ John C. Dean                        President, Chief Executive Officer and    April 22, 1999
----------------                        Director (Principal Executive Officer)
  John C. Dean


/s/ Christopher T. Lutes                Executive Vice President and Chief        April 22, 1999
------------------------                Financial Officer (Principal Financial
  Christopher T. Lutes                  and Accounting Officer)


/s/ Daniel J. Kelleher                  Chairman of the Board                     April 22, 1999
----------------------
  Daniel J. Kelleher


/s/ Gary K. Barr                        Director                                  April 22, 1999
----------------
  Gary K. Barr


/s/ James F. Burns, Jr.                 Director                                  April 22, 1999
-----------------------
  James F. Burns, Jr.


/s/ David M. deWilde                    Director                                  April 22, 1999
--------------------
  David M. deWilde

/s/ James R. Porter                     Director                                  April 22, 1999
-------------------
  James R. Porter


/s/ Ann R. Wells                        Director                                  April 22, 1999
----------------
  Ann R. Wells


/s/ Stephen E. Jackson                  Director                                  April 22, 1999
----------------------
  Stephen E. Jackson







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